UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 Amendment No. 1



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: October 11, 2000


                               Pacific Sands, Inc.
                               -------------------
                           (Exact name of registrant)




        Nevada                     00-29483                   88-0322882
------------------------   -----------------------     ------------------------
(State of Incorporation)   (Commission file Number)    (I.R.S. Employer Id. No.)




        601 W. Shaw Ave., #D, Clovis,  CA                        93612
   ----------------------------------------                      -----
   (Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code  (559) 325-7023
                                                    --------------



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Item 4. Changes in Registrant's Accountant.

In its previously filed 10-SB, Registrant engaged the services of Brad B. Haynes, CPA as its principal accountant to audit the financial statements included in that filing. As of October 5, 2000 the Registrant dismissed Mr. Haynes as their principal accountant to audit their financial statements. There were no disagreements with Mr. Haynes in regard to accounting principals or practice, matters of disclosure, or auditing scope of procedure.


Registrant, as of October 5, 2000, retained Cacciamatta Accountancy Corporation to act as Registrant's independent accountant to audit Registrant's financial statements.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.



                                             Pacific Sands, Inc.
                                             -------------------
                                             (Registrant)

Date: October 10, 2000                       /s/  Glen Dunning
                                             -----------------------------------
                                             Glen Dunning, Secretary